Exhibit 10.1

Execution Copy

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is dated the 11th day of June, 2008, and entered into by and among Potomac Capital International Ltd. (“Potomac International”), Potomac Capital Partners LP (“PCMLP”), Pleiades Investment Partners-R LP (“Pleiades,” together with Potomac International and PCMLP, the “Sellers”), Potomac Capital Management LLC, a New York limited liability company (“Potomac LLC”), Potomac Capital Management, Inc., a New York corporation (“PCM”) and Paul J. Solit (“Solit”) (Sellers together with Potomac LLC, PCM and Solit, the “Seller Group”) and The Management Network Group, Inc., a Delaware corporation (the “Company”).

W I T N E S S E T H:

A.       Sellers desire to sell to the Company 1,000,000 shares of common stock, $.001 par value per share of the Company (“Common Stock”).

B.        The Company is willing to purchase such shares upon the terms and subject to the conditions set forth herein, including without limitation the condition that the members of the Seller Group execute and deliver to the Company the Standstill Agreement attached hereto as Exhibit A.

NOW, THEREFORE, in consideration of the premises, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each party, intending to be legally bound, hereby agrees as follows:

ARTICLE I.

SALE AND PURCHASE OF STOCK.

Section 1.1.     Sale of Shares. On the terms and subject to the conditions set forth in this Agreement, Sellers agree to sell, assign, transfer and deliver to the Company at Closing, and the Company agrees to purchase from Sellers at Closing, 1,000,000 shares of Common Stock of the Company owned by Sellers(the “Transferred Shares”), as follows: (a) Pleiades - 341,000 shares; (b) PCMLP – 414,000 shares; and (c) Potomac International – 245,000 shares.

Section 1.2.     Purchase Price. The aggregate purchase price for the Transferred Shares shall be One Million Six Hundred Thousand Dollars ($1,600,000.00) (the “Purchase Price”) and will be paid to the Sellers as follows: (a) Pleiades shall be paid $545,600.00; (b) PCMLP shall be paid $662,400.00; and (c) Potomac International shall be paid $392,000.00.

ARTICLE II.

CLOSING.

Section 2.1.     Closing. The closing of the transactions contemplated hereby (the “Closing”) will take place on June 11, 2008 (the “Closing Date”), by (i) physical delivery to the Company of the Seller Group’s deliveries described in Section 2.2 before 12:00 p.m. (central time) on such Closing Date, and (ii) upon receipt by the Company of the Seller Group’s deliveries, payment by the Company of the Purchase Price by wire transfer of immediately available funds to accounts designated in writing by Sellers and deposit of the Company’s signature page to the Standstill Agreement with an overnight parcel delivery service on the Closing Date for delivery to Sellers before the close of business the following day, with package tracking capability enabled.

Section 2.2.	Closing Deliveries.
(a)	At the Closing:

(i)        Sellers shall deliver to the Company the certificate or certificates evidencing the Transferred Shares, duly endorsed by Sellers in blank or accompanied by powers duly executed by Sellers in blank;

(ii)       the members of the Seller Group shall deliver to the Company the Standstill Agreement in the form attached hereto as Exhibit A, duly executed by each of them;

(iii)      Sellers shall deliver to the Company written wire transfer instructions for the payment of the Purchase Price to Sellers.

(b)	At the Closing, the Company shall deliver to Sellers:

(i)        subject to Section 2.1, the Purchase Price by wire transfer of immediately available funds to the accounts designated by Sellers in the amounts specified in Section 1.2; and

(ii)       the Standstill Agreement in the form attached hereto as Exhibit A, duly executed by the Company.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES OF THE SELLER GROUP.

The members of the Seller Group hereby jointly and severally make the following representations and warranties to the Company, each of which is true and correct on the date hereof and will be true and correct on the Closing Date, and each of which shall survive the Closing and the transactions contemplated hereby:

Section 3.1.     Ownership. Sellers are the record and sole direct beneficial owners of the Transferred Shares. The Transferred Shares are owned by Sellers, and will be transferred to the Company, free and clear of any and all liens, pledges, claims, encumbrances, security interests, rights of first refusal, options, conditions, restrictions, rights, interests or charges of any kind or character.

Section 3.2.     Authority. The members of the Seller Group have all requisite power and authority to execute, deliver and perform their obligations under this Agreement. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite action on the part of members of the Seller Group.

Section 3.3.     Binding Obligations. This Agreement has been duly executed and delivered by each of the members of the Seller Group and constitutes a legal, valid and binding obligation of each of the members of the Seller Group, enforceable against each of the members of the Seller Group in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors rights generally or by general principles of equity.

Section 3.4.     Consents. No governmental consent, approval, authorization, license or clearance, or filing or registration with any governmental or regulatory authority, is required in order to permit the members of the Seller Group to perform their obligations under this Agreement, except for such as have been obtained.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company hereby makes the following representations and warranties to the members of the Seller Group, each of which is true and correct on the date hereof and will be true and correct on the Closing Date, and each of which shall survive the Closing and the transactions contemplated hereby:

Section 4.1.     Authority. The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Company.

Section 4.2.     Binding Obligations. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally or by general principles of equity.

Section 4.3.     Consent. No governmental consent, approval, authorization, license or clearance, or filing or registration with any governmental or regulatory authority, is required in order to permit the Company to perform its obligations under this Agreement, except for such as have been obtained.

ARTICLE V.

CONDITIONS PRECEDENT TO PARTIES’ OBLIGATIONS.

Section 5.1.     Conditions Precedent to Obligations of the Company. Each and every obligation of Company to be performed on the Closing Date will be subject to the satisfaction prior to or on the Closing Date of the following conditions, unless waived in writing by Company: (a) the representations and warranties made by the members of the Seller Group in this Agreement shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made or given on and as of the Closing Date, and (b) members of the Seller Group shall have performed and complied with all of their obligations under this Agreement that are to be performed or complied with by them prior to or on the Closing Date.

Section 5.2.     Conditions Precedent to Obligations of Seller Group. Each and every obligation of members of the Seller Group to be performed on the Closing Date shall be subject to the satisfaction prior to or on the Closing Date of the following conditions, unless waived in writing by Sellers: (a) the Company’s representations and warranties contained in this Agreement shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made or given on and as of the Closing Date, and (b) the Company shall have performed and complied with all of its obligations under this Agreement which are to be performed or complied with by it prior to or on the Closing Date.

ARTICLE VI.

TERMINATION.

Section 6.1.     Termination. This Agreement may be terminated on or prior to the Closing Date as follows: (a) by mutual written consent of the parties hereto, (b) by any member of the Seller Group if the conditions precedent contained in Section 5.2 hereof have not been fulfilled or waived in writing on or prior to the Closing Date or (c) by the Company if the conditions precedent contained in Section 5.1 hereof have not been fulfilled or waived in writing on or prior to the Closing Date. In the event of termination by any party as provided above, written notice shall promptly be given to the other parties and each party shall pay his or her own expenses incident to the negotiation and consummation of this Agreement and the transactions contemplated hereby. A termination under the provisions of this Section 6.1 shall not prejudice any claim that any party may have hereunder or in law or in equity.

ARTICLE VII.

MISCELLANEOUS.

Section 7.1.     Remedies. The parties acknowledge and agree that irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the non-breaching party shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, in addition to any other remedy to which such party may be entitled at law or equity. In the event of an action seeking injunctive relief or specific performance hereunder, the party seeking relief shall not be required to post a bond or other security.

Section 7.2.     Public Announcements; Filings. The parties will not make any public announcements in respect of this Agreement or the transactions contemplated herein except to the extent required by law. The parties may also make appropriate disclosure of the transactions contemplated by this Agreement to their officers, directors and representatives. The parties acknowledge that promptly after the Closing, the Company will issue a press release announcing the consummation of the transactions contemplated by this Agreement and the execution and delivery of the Standstill Agreement in substantially the form set forth in Exhibit B, and that the Company will file with the Securities and Exchange Commission a Current Report on Form 8-K with respect to the execution and delivery of this Agreement and the Standstill Agreement and the consummation of the transactions contemplated hereby. The parties agree that all public disclosures of the parties regarding the execution and delivery of this

Agreement and the Standstill Agreement and the consummation of the transactions contemplated hereby shall not be inconsistent with the disclosure in Exhibit B.

Section 7.3.     Notices. All notices, requests and other communications to any party hereunder will be in writing (including prepaid overnight courier, facsimile transmission or similar writing) and will be given to such party at its address or facsimile number set forth in this Section or at such other address or facsimile number as such party may hereafter specify in writing. Each such notice, request or other communication will be effective (a) if given by facsimile, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received by the sender, (b) if given by mail, upon the earlier of actual receipt or three (3) business days after deposit in the United States Mail, registered or certified mail, return receipt requested, properly addressed and with proper postage prepaid, (c) one (1) business day after deposit with an internationally reputable overnight courier properly addressed and with all charges prepaid or (d) when received, if by any other means.

The Company:	The Management Network Group, Inc. 7300 College Boulevard, Suite 302 Overland Park, Kansas 66210 Attn: Legal Department Fax: (913) 451-3066

with a copy to:	Stinson Morrison Hecker LLP 1201 Walnut, Suite 2800 Kansas City, Missouri 64106 Attn: John A. Granda, Esq. Fax: (816) 691-3495

Seller Group:	Potomac Capital Management 825 Third Avenue, 33rd Floor New York, NY 10022 Attn: PJ Solit Fax: (212) 521-5107

with a copy to:	Gersten Savage LLP 600 Lexington Avenue, 9th Floor New York, NY 10022 Fax: (212) 980-5192 Attention: Peter J. Gennuso, Esq.

The parties will promptly notify each other in the manner provided in this Section of any change in their respective addresses. A notice of change of address will not be deemed to have been given until received by the addressee. Communications by facsimile also will be sent concurrently by mail, but will in any event be effective as stated above.

Section 7.4.     Expenses. The Company, on one hand, and the Seller Group, on the other hand, will each pay its own expenses with respect to this Agreement.

Section 7.5.     Assignment. No party will assign this Agreement or any rights, interests or obligations hereunder, or delegate performance of any of its obligations hereunder, without the prior written consent of each of the other parties.

Section 7.6.     Entire Agreement. This Agreement and the exhibits attached hereto embody the entire agreement and understanding of the parties in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

Section 7.7.     Waiver, Amendment, etc. This Agreement may not be amended or supplemented, and no waivers of or consents to or departures from the provisions hereof will be effective, unless set forth in a writing signed by, and delivered to, all the parties. No failure or delay of any party in exercising any power or right under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power.

Section 7.8.     Binding Agreement; No Third party Beneficiaries. This Agreement will be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Nothing expressed or implied herein is intended or will be construed to confer upon or to give to any third party any rights or remedies by virtue hereof.

Section 7.9      Governing Law; Exclusive Jurisdiction; Service of Process. This Agreement will be governed by and construed in accordance with the internal laws of the state of Delaware, without regard to conflicts of laws principles.

Section 7.10.   Severability. The invalidity or unenforceability of any provision hereof in any jurisdiction will not affect the validity or enforceability of the remainder hereof in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. To the extent permitted by applicable law, each party waives any provision of applicable law that renders any provision hereof prohibited or unenforceable in any respect. If any provision of this Agreement is held to be unenforceable for any reason, it will be adjusted rather than voided, if possible, in order to achieve the intent of the parties to the extent possible.

Section 7.11.   Negotiated Transaction. The provisions of this Agreement were negotiated by the parties hereto and said Agreement shall be deemed to have been drafted by all the parties hereto.

Section 7.12.   Counterparts. This Agreement may be executed in one or more counterparts each of which when so executed and delivered will be deemed an original but all of which will constitute one and the same Agreement.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed as of the day and year first above written.

THE MANAGEMENT NETWORK GROUP, INC.

By:	/s/ Don Klumb
Donald Klumb

POTOMAC CAPITAL MANAGEMENT LLC

By:	/s/ Paul J. Solit
Paul J. Solit, Managing Member

POTOMAC CAPITAL MANAGEMENT INC.

By:	/s/ Paul J. Solit
Paul J. Solit, President

POTOMAC CAPITAL INTERNATIONAL LTD

By:	/s/ Paul J. Solit

POTOMAC CAPITAL PARTNERS LP

By:	/s/ Paul J. Solit

PLEIADES INVESTMENT PARTNERS-R LP

By:	/s/ Paul J. Solit

/s/ Paul J. Solit
Paul J. Solit

EXHIBIT A

STANDSTILL AGREEMENT

THIS STANDSTILL AGREEMENT (the “Agreement”) dated as of June 11, 2008 (the “Effective Date”) by and among The Management Network Group, Inc., a Delaware corporation (the “Company”), Potomac Capital Management, LLC, Potomac Capital Management, Inc., Potomac Capital Partners LP, Potomac Capital International Ltd, Pleiades Investment Partners-R LP, and Paul J. Solit (collectively, the “Stockholder”).

A.        The Company has outstanding approximately 36,069,7531 shares of Common Stock (as defined below).

B.        Stockholder is currently the Beneficial Owner of 5,696,499 shares of the Common Stock, par value .001 per share of the Company.

C.        The Company is willing to purchase 1,000,000 of such shares on the condition that Stockholder executes and delivers this Agreement to the Company.

NOW, THEREFORE, in consideration of the premises, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Party, intending to be legally bound, hereby agrees as follows:

ARTICLE I.

DEFINITIONS AND CONSTRUCTION

Section 1.1.     Certain Definitions. As used in this Agreement, the following terms will have the meanings specified below:

“13D Group” has the meaning ascribed to it in Section 3.1(a)(i).

“Affiliate” has the meaning set forth in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

“Applicable Law” means all applicable provisions of all (a) constitutions, treaties, statutes, laws (including common law), rules, regulations, ordinances or codes of any Governmental Authority, and (b) orders, decisions, injunctions, judgments, awards and decrees of any Governmental Authority.

“Articles” means the Certificate of Incorporation of the Company, as amended, restated or supplemented from time to time.

“Associate” has the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

_________________________

1 Based on number in Form 10-Q for the Quarter Ended March 29, 2008.

“Beneficial Owner” A Person will be deemed the “Beneficial Owner” of, and will be deemed to “Beneficially Own,” any securities:

(a)       which such Person or any of such Person’s Affiliates or Associates beneficially owns, directly or indirectly (as determined pursuant to Rule 13d-3 and Rule 13d-5(b) of the General Rules and Regulations of the Exchange Act as in effect on the date hereof);

(b)       which such Person or any of such Person’s Affiliates or Associates has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than rights issued pursuant to the Rights Plan), warrants or options, or otherwise; or (ii) the right to vote pursuant to any agreement, arrangement or understanding, provided, however, that a Person will not be deemed the “Beneficial Owner” of any security under this clause (ii) if the agreement, arrangement or understanding to vote such securities (A) arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (B) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report).

“Business Day” means a day other than a Saturday, a Sunday, a day on which banking institutions in the States of New York are authorized or obligated by law or required by executive order to be closed, or a day on which the NASDAQ is closed.

“Common Stock” means the common stock of the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Governmental Authority” means any federal, state, local or political subdivision, governmental or administrative body, instrumentality, department or agency or any court, administrative hearing body, arbitration tribunal, commission or other similar dispute resolution panel or body, and any other entity exercising executive, legislative, judicial, regulatory or administrative functions of a government.

“Person” means an individual, a partnership, an association, a joint venture, a corporation, a limited liability company, a business, a trust, any entity organized under Applicable Law, an unincorporated organization or any Governmental Authority.

“Rights Plan” means the Rights Agreement, dated as of March 27, 2008. by and between the Company and Computershare Trust Company N.A., as rights agent.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Termination Date” shall have meaning ascribed to it in Section 5.1.

“Vote” means, as to any entity, the ability to cast a vote at a stockholders’ or comparable meeting of such entity with respect to the election of directors or other members of such entity’s governing body.

“Voting Power” means the aggregate number of Votes of the Company outstanding as at such date.

“Voting Securities” means the Common Stock and any other securities of the Company having the right to Vote.

Section 1.2.     Interpretation and Construction of this Agreement. The definitions in Section 1.1 will apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun will include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” will be deemed to be followed by the phrase “without limitation.” All references herein to articles, Sections and Schedules will be deemed to be references to articles and Sections of, and Schedules to, this Agreement unless the context will otherwise require. The headings of the articles and Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. Unless the context will otherwise require or provide, any reference to any agreement or other instrument or statute or regulation is to such agreement, instrument, statute or regulation as amended and supplemented from time to time (and, in the case of a statute or regulation, to any successor provision).

ARTICLE II.

REPRESENTATIONS AND WARRANTIES

Section 2.1.     Representation and Warranties by Stockholder. Stockholder hereby represents and warrants to the Company as follows:

(a)       Stockholder has all requisite power and authority to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite action.

(b)       This Agreement has been duly executed and delivered by Stockholder and constitutes a legal, valid and binding obligation, enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors rights generally or by general principles of equity.

(c)       No governmental consent, approval, authorization, license or clearance, or filing or registration with any governmental or regulatory authority, is required in order to permit Stockholder to perform its obligations under this Agreement, except for such as have been obtained.

(d)       The shares of Common Stock referenced in Recital B represent all of the shares of Voting Securities of the Company, if any, which are Beneficially Owned by Stockholder on the date hereof. Such shares are owned free and clear of any charge, claim, equitable interest, lien, option, pledge, security interest, right of first refusal, encumbrance or similar restriction. Stockholder does not have the right to vote shares of Voting Securities of the Company other than those set forth on Schedule 2.1(d), and has not granted any other Person the right to vote such shares.

Section 2.2.     Representations and Warranties by the Company. The Company represents and warrants to Stockholder as follows:

(a)       The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of the Company.

(b)       This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally or by general principles of equity.

(c)       No governmental consent, approval, authorization, license or clearance, or filing or registration with any governmental or regulatory authority, is required in order to permit the Company to perform its obligations under this Agreement, except for such as have been obtained.

ARTICLE III.

COVENANTS AND OTHER LIMITATIONS

Section 3.1.     Covenants. Prior to the Termination Date and subject to the further provisions hereof:

(a)       Neither Stockholder nor Affiliate or Associate of Stockholder, will, directly or indirectly, acquire any Voting Securities (except by way of stock dividends or other distributions or offerings made available to holders of Voting Securities generally).

(b)       The Stockholder, shall be present, in person or by proxy, at all meetings of stockholders of the Company so that all Voting Securities beneficially owned by Stockholder and its Affiliates and Associates may be counted for the purpose of determining the presence of a quorum at such meetings.

(c)       No member of the Stockholder Group shall deposit any Voting Securities in a voting trust or subject any Voting Securities to any arrangement or agreement with respect to the voting of such Voting Securities.

(d)       In addition to the foregoing, Stockholder agrees that, without the prior consent of the Board of Directors of the Company, it will not, and it will cause each of its Affiliates and Associates not to, directly or indirectly, alone or in concert with others, take any of the actions set forth below:

(i)        own (except for securities of the Company acquired prior to the date of this letter agreement and previously disclosed to the Company) or acquire, by purchase or otherwise (including, without limitation, any option or similar arrangement), any securities or assets of the Company or any of its subsidiaries;

(ii)       make, effect or commence any tender or exchange offer, merger or other business combination involving the Company or any of its subsidiaries;

(iii)      consummate any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to the Company or any of its subsidiaries;

(iv)      make, or in any way participate in, any “solicitation” of “proxies” (as such terms are used in the proxy rules of the SEC) to vote, or seek to advise or influence any person with respect to the voting of, any voting securities of the Company or any of its subsidiaries;

(v)       form, join or in any way participate in a “group” (within the meaning of Section 13(d)(3) of the Exchange Act and Rule 13d-5(b) thereunder) with respect to any Voting Securities of the Company or any of its subsidiaries;

(vi)      otherwise act, alone or in concert with others, to seek to control or influence the management, Board of Directors or policies of the Company;

(vii)     disclose any intention, plan or arrangement inconsistent with the foregoing or take any action which might require the Company to make a public announcement regarding the possibility of an acquisition of securities, a business combination or a merger; or

(viii)	request the Company to waive or amend any provision of this Agreement.

ARTICLE IV.

TERM AND TERMINATION

Section 4.1.     Termination. The respective covenants and agreements of Stockholder and the Company contained in this Agreement will continue in full force and effect until June 10, 2010 (the “Termination Date”). Any termination of this Agreement as provided herein will be without prejudice to the rights of any Party arising out of the breach by any other Party of any provision of this Agreement prior to the date of such termination.

ARTICLE V.

MISCELLANEOUS

Section 5.1.     Remedies. Stockholder acknowledges and agrees that irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the Company shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, in addition to any other remedy to which the Company may be entitled at law or equity. In the event an action seeking injunctive relief hereunder, the Company shall not be required to post a bond.

Section 5.2.     Notices. All notices, requests and other communications to any Party hereunder will be in writing (including prepaid overnight courier, facsimile transmission or similar writing) and will be given to such Party at its address or facsimile number set forth in this Section 5.2 or at such other address or facsimile number as such Party may hereafter specify in writing. Each such notice, request or other communication will be effective (a) if given by facsimile, when transmitted to the facsimile number specified in this Section 5.2 and confirmation of receipt is received by the sender, (b) if given by mail, upon the earlier of actual receipt or three (3) Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, properly addressed and with proper postage prepaid, (c) one (1) Business Day after deposit with an internationally reputable overnight courier properly addressed and with all charges prepaid or (d) when received, if by any other means.

The Company:	The Management Network Group, Inc. 7300 College Boulevard, Suite 302 Overland Park, Kansas 66210 Attn: Legal Department Fax: (913) 451-3066

with a copy to:	Stinson Morrison Hecker LLP 1201 Walnut, Suite 2800 Kansas City, Missouri 64106 Attn: John A. Granda, Esq. Fax: (816) 691-3495

Stockholder:	Potomac Capital Management 825 Third Avenue, 33rd Floor New York, NY 10022 Attn: PJ Solit Fax: (212) 521-5107

with a copy to:	Gersten Savage LLP 600 Lexington Avenue, 9th Floor New York, NY 10022 Fax: (212) 980-5192 Attention: Peter J. Gennuso, Esq.

The Parties will promptly notify each other in the manner provided in this Section 5.2 of any change in their respective addresses. A notice of change of address will not be deemed to have been given until received by the addressee. Communications by facsimile also will be sent concurrently by mail, but will in any event be effective as stated above.

Section 5.3.     Expenses. The Company and Stockholder will each pay its own expenses with respect to this Agreement.

Section 5.4.     Assignment. No Party will assign this Agreement or any rights, interests or obligations hereunder, or delegate performance of any of its obligations hereunder, without the prior written consent of each of the other Parties.

Section 5.5.     Entire Agreement. This Agreement embodies the entire agreement and understanding of the Parties in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the Parties with respect to such subject matter.

Section 5.6.     Waiver, Amendment, etc. This Agreement may not be amended or supplemented, and no waivers of or consents to departures from the provisions hereof will be effective, unless set forth in a writing signed by, and delivered to, all the Parties. No failure or delay of any Party in exercising any power or right under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power.

Section 5.7.     Binding Agreement; No Third Party Beneficiaries. This Agreement will be binding upon and inure to the benefit of the Parties and their successors and permitted assigns. Nothing expressed or implied herein is intended or will be construed to confer upon or to give to any third party any rights or remedies by virtue hereof.

Section 5.8.     Governing Law; Exclusive Jurisdiction; Service of Process. This Agreement will be governed by and construed in accordance with the internal laws of the state of Delaware, without regard to conflicts of laws principles.

Section 5.9.     Severability. The invalidity or unenforceability of any provision hereof in any jurisdiction will not affect the validity or enforceability of the remainder hereof in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. To the extent permitted by Applicable Law, each Party waives any provision of Applicable Law that renders any provision hereof prohibited or unenforceable in any respect. If any provision of this Agreement is held to be unenforceable for any reason, it will be adjusted rather than voided, if possible, in order to achieve the intent of the Parties to the extent possible.

Section 5.10.   Counterparts. This Agreement may be executed in one or more counterparts each of which when so executed and delivered will be deemed an original but all of which will constitute one and the same Agreement.

[signature page follows]

IN WITNESS WHEREOF, the Company and Stockholder have caused their respective duly authorized officers to execute this Agreement as of the day and year first above written.

THE MANAGEMENT NETWORK GROUP, INC.

By:	__________________________________

POTOMAC CAPITAL MANAGEMENT LLC

By:	__________________________________
Paul J. Solit, Managing Member

POTOMAC CAPITAL MANAGEMENT INC.

By:	__________________________________
Paul J. Solit, President

POTOMAC CAPITAL INTERNATIONAL LTD

By: __________________________________

POTOMAC CAPITAL PARTNERS LP

By: __________________________________

PLEIADES INVESTMENT PARTNERS-R LP

By: __________________________________

__________________________________
Paul J. Solit

Schedule 2.1(d)

See shares set forth on Recital B of this Agreement.

EXHIBIT B

PRESS RELEASE

CONTACT:

Brainerd Communicators

Michele Clarke (Media)

clarke@braincomm.com

Corey Kinger (Investors)

kinger@braincomm.com

212.986.6667

TMNG GLOBAL ANNOUNCES STOCK REPURCHASE AND EXECUTION OF

STANDSTILL AGREEMENTS

Overland Park, Kansas - June 11, 2008 - TMNG Global (Nasdaq: TMNG), a leading provider of management consulting services to the global communications, media and entertainment industries, announced that today it repurchased shares of its common stock from one of its stockholders in a privately negotiated transaction. The Company purchased 1,000,000 shares of its common stock at a purchase price of $1.60 per share. The aggregate purchase price for the shares was $1.6 million, which was paid from the Company’s working capital. The closing price for the Company’s common stock was $1.69 per share on June 6, 2008, immediately prior to the approval of the transactions by the Company’s board of directors.

In connection with the repurchase, the Company entered into a standstill agreement with the seller and certain related parties. The standstill agreement restricts, the seller and certain related parties from, among other things, seeking to control or influence the management, Board of Directors or policies of the Company for a period of two years.

The Company is currently negotiating the repurchase of 1,000,000 shares of common stock from another stockholder upon substantially similar terms.

About TMNG Global

TMNG Global (Nasdaq: TMNG) is a leading provider of professional services to the converging communications industry. Its companies, TMNG, CSMG, Cartesian and TWG Consulting, and its base of over 600 consultants, have provided strategy, management, and technical consulting, as well as products and services, to more than 1200 communications service providers, entertainment, media, and technology companies and financial services firms worldwide. The company is headquartered in Overland Park,

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Kansas, with offices in Boston, Chicago, London, New Jersey, New York, Shanghai and Washington, D.C.

Cautionary Statement Regarding Forward Looking Information

This release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, any statements that do not relate to historical or current facts constitute forward-looking statements, including any statements contained herein regarding expectations with respect to the Company’s future business, financial condition and results of operations. Forward-looking statements are subject to known and unknown risks, uncertainties, and contingencies, many of which are beyond the Company’s control, which may cause actual results, performance, or achievements to differ materially from those projected or implied in such forward-looking statements. Factors that might affect actual results, performance, or achievements include, among other things, the ability of the Company to successfully integrate recent acquisitions, conditions in the telecommunications industry, overall economic and business conditions, the demand for the Company’s services, the level of cash and non-cash expenditures incurred by the Company, technological advances and competitive factors in the markets in which the Company competes, and the factors described in this press release and in TMNG’s filings with the Securities and Exchange Commission, including the risks described in TMNG’s periodic reports filed with the SEC, including, but not limited to, “Cautionary Statement Regarding Forward Looking Information” under Part I of its Annual Report on Form 10-K for the fiscal year ended December 29, 2007 and subsequent periodic reports containing updated disclosures of such risks. These filings are available at the SEC’s web site at www.sec.gov. TMNG does not intend to update these forward-looking statements and undertakes no duty to any person to provide any such update under any circumstances.

CONTACT:

The Management Network Group, Inc.

Debby Brannon

debby.brannon@tmng.com

800.876.5329

Brainerd Communicators

Ray Yeung / AJ Goodman

yeung@braincomm.com /

Corey Kinger (Investors)

kinger@braincomm.com

212.986.6667

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